Second Quarter Financial Results Conference Call February 4, 2014 Exhibit 99.2

Safe Harbor Statement
Certain statements herein constitute forward-looking statements within the meaning of the Securities Act of 1933, as amended and the Securities Exchange Act of 1934, as amended. When used herein, words such as “believe,”
“expect,” “anticipate,” “project,” “plan,” “estimate,” “will” or “intend” and similar words or expressions as they relate to the Company or its management constitute forward-looking statements. These forward-looking statements reflect our current views with respect to future events and are based on currently available financial, economic and competitive data and our current business plans. The Company is under no obligation to, and expressly disclaims any obligation to, update or alter its forward-looking statements whether as a result of such changes, new information, subsequent events or otherwise. Actual results could vary materially depending on risks and uncertainties that may affect our operations, markets, prices and other factors. Important factors that could cause actual results to differ materially from those forward-looking statements include those contained under the heading of risk factors and in the management’s discussion and analysis contained from time-to-time in the Company’s filings with the Securities and Exchange Commission.
Adjusted EBITDA and related reconciliation presented here represents earnings before interest, taxes, depreciation and amortization as adjusted for restructuring/impairment charges, gross profit effects of capitalized profit in inventory from acquisition and acquisition contingency settlement, and gain on sale of investment. The Company believes Adjusted EBITDA is commonly used by financial analysts and others in the industries in which the
Company operates and, thus, provides useful information to investors. The Company does not intend, nor should the reader consider, Adjusted EBITDA an alternative to net income, net cash provided by operating activities or any other items calculated in accordance with GAAP. The Company's definition of Adjusted EBITDA may not be comparable with Adjusted EBITDA as defined by other companies. Accordingly, the measurement has limitations depending on its use.

3 • 2 nd Quarter Highlights • 2 nd Quarter Segmented Operating Results • Liquidity & Capital Resources • Acquisition Update • Fiscal 2014 Outlook • Q & A Today’s Agenda

• Quarterly revenue grew 26% to $85 million as compared to the same quarter of the prior year
– Organic growth, net of acquisitions, increased 5% from the same quarter of the prior year
• Adjusted EBITDA grew 28% in the quarter and 51% YTD as compared to the prior year periods
• 17 new business programs awarded with potential annualized sales of
$7.4 million
• Completed the acquisition of Beckwood Services, Inc.
2
nd
Quarter Highlights

Consolidated Financial Results
Consolidated Financial Results
Fiscal 2014 YTD
Fiscal 2014 YTD
(Adjusted)
2013 2012 2013 2012
Net Sales $ 158,760 $ 118,055 $ 158,760 $ 118,055 $ 40,705
Gross Profit 27,171 20,095 27,279
20,661
6,618
17.1% 17.0% 17.2% 17.5%
Selling and Administrative Expense 16,332 12,847 16,332 12,847 (3,485)
10.3% 10.9% 10.3% 10.9%
Internal R&D Expense 791 548 791 548 (243)
Amortization of intangible assets 1,234 375 1,234 375 (859)
Restructuring/impairment charges 188 - - - -
Other operating expense, net (8) (6) (8) (6) 2
Operating Income 8,634 6,331 8,930 6,897 2,033
5.4% 5.4% 5.6% 5.8%
Income Before Provision For Income Tax 8,613 6,297 8,909 6,863 2,046
Provision For (Benefit From)  Income Taxes 2,843 (1) 2,941 2,254 (687)
Net Income $      5,770 $      6,298 $      5,968 $ 4,609 $ 1,359
3.6% 5.3% 3.8% 3.9%
Income per Share (Basic) $        0.57 $        0.62 $        0.59 $ 0.45 $        0.14
Income per Share (Diluted) $        0.57 $        0.62 $        0.59 $ 0.45 $        0.14
($ in 000’s, except per share)
(adjusted removes certain gains and charges)
(Reported) (Adjusted)
6 months ended Dec 31, 6 months ended Dec 31,
Total YoY
Variance

Consolidated Financial Results
Consolidated Financial Results
Adjusted EBITDA
Adjusted EBITDA
2013 2012 2013 2012 Variance
Net Income $ 3,484 $ 4,841 $ 5,770 $ 6,298 $ (528)
Interest expense 202 173 360 254 106
Interest income - (23) (2) (51) 49
Provision for (benefit from) income taxes 1,736 (732) 2,843 (1) 2,844
Depreciation and amortization 1,919 993 3,640 1,472 2,168
Restructuring/impairment charges - - 188 - 188
Capitalized profit in inventory from acquisition 108 566 108 566 (458)
Adjusted EBITDA $ 7,449 $ 5,818 $ 12,907 $ 8,538 $ 4,369
8.8% 8.7% 8.1% 7.2%
3 months ended Dec 31, 6 months ended Dec 31,

Operating Results
Operating Results
Revenue & Gross Profit
Revenue & Gross Profit
SEGMENT 2013
% of Total
2012
% Change
2013
% of Total
2012
% Change
Medical $    44,316
52%
$    34,804
27%
$    86,324
54%
$    62,863
37%
Complex Systems         18,304
22%
        14,059
30%
       36,569
23%
       26,406
38%
DSS         26,078
31%
        22,677
15%
       43,971
28%
       37,664
17%
Inter-company         (4,136)
-5%
        (4,286)
-3%
        (8,104)
-5%
        (8,878)
-9%
Totals $    84,562
100%
$    67,254
26%
$ 158,760
100%
$ 118,055
34%
SEGMENT 2013
GP %
2012
GP %
2013
GP %
2012
GP %
Medical $       6,824
15.4%
$       4,344
12.5%
$    13,802
16.0%
$      8,538
13.6%
Complex Systems           1,944
10.6%
          1,428
10.2%
         3,812
10.4%
         2,524
9.6%
DSS           6,209
23.8%
          6,323
27.9%
         9,557
21.7%
         9,033
24.0%
Totals $    14,977
17.7%
$    12,095
18.0%
$    27,171
17.1%
$    20,095
17.0%
($ in 000’s)
3 months ended Dec 31,
3 months ended Dec 31,
6 months ended Dec 31,
6 months ended Dec 31,
REVENUE
GROSS PROFIT

Debt-to-EBITDA
Leverage = 1.0x
Outstanding Debt ($ '000)
Debt:Equity Ratio
50,000
25,000
0
0.35
0.30
0.25
0.20
0.15
0.10
0.05
1,796
1,669
11,539
30,006
26,331
0.26
Jun-11
Jun-12
Jun-13
Sep-13
Dec-13

Liquidity & Capital Resources
Liquidity & Capital Resources
($ in '000) Dec-12 Mar-13 Jun-13 Sep-13 Dec-13
Cash and equivalents 6,066 4,358 6,085 2,719 1,009
LOC Availability* 86,000 87,000 90,000 71,000 75,000
Total 92,066 91,358 96,085 73,719 76,009
* Includes a $35 million accordian feature as part of the existing credit facility.
($ in '000)
Dec-12 Mar-13 Jun-13 Sep-13 Dec-13
Credit Revolver 14,000 13,000 10,000 28,500 25,000
IRB (Ohio) 1,604 1,572 1,539 1,506 1,472
Total 15,604 14,572 11,539 30,006 26,472
($ in '000)
Dec-12 Mar-13 Jun-13 Sep-13 Dec-13
Net Inventory 45,367 46,928 46,334 55,658 52,393
Cash Availability
Debt
Inventory

• Beckwood Services
– Closed transaction on December 11, 2013
– Located in Plaistow, NH (one hour north of Boston)
– Contract services business of manufacturing electronic or electro-mechanical controls and electronic assemblies
– Customer profiles includes international Fortune 1000 manufacturers of industrial control systems, analytical instruments, measuring and detecting equipment, and military, defense and Homeland Security equipment
– $18 million of revenue
– Financials reported within Complex Systems segment
– Minimal integration activities required
– Accretive to earnings within 12 months
Acquisition Update
Acquisition Update

• Implementation of the strategic growth plan
– Continue to grow organically
– Maintain our level of investment in internal research & development to commercially extend our product lines
– Continue to enable our engineering workforce to develop new and innovative proprietary solutions for our end markets
– Continue to seek out complementary and compatible acquisitions
– Further leverage Viet Nam as a low cost country alternative and in-region provider
• Focus on sustained profitability
– Continue margin improvements across the entire company
– Increase capacity utilization
– Continue additional improvements in operating performance through lean and quality efforts
• Complete the integration of Aydin Displays & Beckwood Services
Fiscal 2014 Outlook
Fiscal 2014 Outlook

11 Q & A